   As filed with the Securities and Exchange Commission on September 22, 1995

                                                      Registration Nos. 811-5270
                                                                        33-16338

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 /_/
              Pre-Effective Amendment No. __                                 /_/
              Post-Effective Amendment No. 39                                /X/


     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         /_/
              Amendment No. 40                                               /X/


                           THE DREYFUS/LAUREL FUNDS, INC.
                  (Exact Name of Registrant as Specified in Charter)

                             200 Park Avenue - 55th floor
                               New York, New York 10166
                 (Address of Principal Executive Office) (ZIP Code)

          Registrant's Telephone Number, including Area Code: (800) 225-5267

                                  John E. Pelletier
                                      Secretary
                           The Dreyfus/Laurel Funds, Inc.
                             200 Park Avenue - 55th floor
                               New York, New York 10166
                       (Name and Address of Agent for Service)

     Approximate Date of Proposed Public Offering: As soon as possible after this post-effective amendment becomes effective.

     It is proposed that this filing will become effective (check appropriate box):
     /_/ immediately upon filing pursuant to paragraph (b)
     /_/ on (date) pursuant to paragraph (b)
     /_/ 60 days after filing pursuant to paragraph (a)(1)
     /_/ on (date) pursuant to paragraph (a)(1)
     /X/ 75 days after filing pursuant to paragraph (a)(2)
     /_/ on (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:
     /_/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

              The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's most recent fiscal year ended October 31, 1994 was filed with the Commission on December 30, 1994.

                           The Dreyfus/Laurel Funds, Inc.
                    Cross-Reference Sheet Pursuant to Rule 495(a)
                    ---------------------------------------------
       Items in
       Part A of
       Form N-1A    Caption                   Prospectus Caption
       ---------    -------                   ------------------

       1.           Cover Page                Cover Page
       2.           Synopsis                  Expense Summary



       3.           Condensed Financial       Not Applicable
                    Information



       4.           General Description of    Description of the Fund--
                    Registrant                Investment Objective, Management
                                              Policies, Investment Techniques,
                                              Certain Portfolio Securities;
                                              General Information



       5.           Management of the Fund    Management of the Fund



       6.           Capital Stock and Other   Description of the Fund--
                    Securities                General; Dividends, Other
                                              Distributions and Taxes;
                                              Shareholder Services -- Dreyfus
                                              Dividend Options; General
                                              Information



       7.           Purchase of Securities    Expense Summary; Management of
                    Being Offered             the Fund; How to Buy Fund
                                              Shares; Distribution Plan
                                              (Investor Shares Only);
                                              Shareholder Services




       8.           Redemption or             How to Redeem Fund Shares;
                    Repurchase                Shareholder Services--Automatic
                                              Withdrawal Plan

       Items in
       Part A of
       Form N-1A    Caption                   Prospectus Caption
       ---------    -------                   ------------------

       9.           Pending Legal             Not Applicable
                    Proceedings


                           The Dreyfus/Laurel Funds, Inc.
                    Cross-Reference Sheet Pursuant to Rule 495(a)
                    ---------------------------------------------
       Items in
       Part B of                              Statement of Additional
       Form N-1A    Caption                   Information Caption
       ---------    -------                   -----------

       10.          Cover Page                Cover Page

       11.          Table of Contents         Table of Contents


       12.          General Information       Cover Page
                    History



       13.          Investment Objectives     Investment Objective and
                    and Policies              Management Policies--Portfolio
                                              Securities, Management Policies,
                                              Investment Restrictions


       14.          Management of the Fund    Directors and Officers


       15.          Control Persons and       Controlling Shareholder;
                    Principal Holders of      Directors and Officers
                    Securities




       16.          Investment Advisory and   Management Arrangements;
                    Other Services            Distribution Plan; Custodian,
                                              Transfer and Dividend Disbursing
                                              Agent, Counsel and Independent
                                              Auditors


       17.          Brokerage Allocation      Portfolio Transactions
                    and Other Practices

       Items in
       Part B of                              Statement of Additional
       Form N-1A    Caption                   Information Caption
       ---------    -------                   -----------

       18.          Capital Stock and Other   Cover Page; Information About
                    Securities                the Fund; (See Prospectus
                                              Captions: Description of the
                                              Fund--General; General
                                              Information)



       19.          Purchase, Redemption      Purchase of Fund Shares;
                    and Pricing of            Redemption of Fund Shares;
                                              Shareholder Securities
                                              BeingServices; Determination of
                                              Net OfferedAsset Value


       20.          Tax Status                Dividends, Other Distributions
                                              and Taxes


       21.          Underwriters              (See Prospectus Caption:
                                              Management of the Fund)




       22.          Calculation of            Performance Information
                    Performance Data



       23.          Financial Statements      Not Applicable

                           The Dreyfus/Laurel Funds, Inc.
                         Contents of Post-Effective Amendment

     This Post-Effective Amendment to the Registration Statement on Form N-1A for The Dreyfus/Laurel Funds, Inc. (the "Registrant") contains the following documents:

     Facing Sheet

     Cross-Reference Sheet

     Part A* -        The Prospectus for Dreyfus Disciplined Intermediate Bond
                      Fund


     Part B* -        The Statement of Additional Information for Dreyfus
                      Disciplined Intermediate Bond Fund


     Part C - Other Information

     Signatures

     Exhibits


     ---------------

     * This Post-Effective Amendment does not affect the currently effective Prospectuses and Statements of Additional Information for the following other series of the Registrant:


     Dreyfus Bond Market Index Fund
     Dreyfus International Equity Allocation Fund
     Dreyfus Disciplined Stock Fund
     Dreyfus Disciplined Midcap Stock Fund
     Dreyfus Institutional S&P 500 Stock Index Fund
     Dreyfus Equity Income Fund
     Dreyfus European Fund
     Dreyfus Money Market Reserves
     Dreyfus U.S. Treasury Reserves
     Dreyfus Municipal Reserves
     Dreyfus Institutional Prime Money Market Fund
     Dreyfus Institutional U.S. Treasury Money Market Fund
     Dreyfus Institutional Government Money Market Fund
     Dreyfus/Laurel Short Term Government Securities Fund
     Dreyfus/Laurel Institutional U.S. Treasury Only Money Market Fund Dreyfus/Laurel Institutional Short-Term Bond Fund
     Premier Balanced Fund
     Premier Small Company Stock Fund
     Premier Limited Term Income Fund

                                       PART A

     --------------------------------------------------------------------------
     PROSPECTUS                                               November __, 1995
                      DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
     --------------------------------------------------------------------------

              Dreyfus Disciplined Intermediate Bond Fund (the "Fund") is a separate portfolio of The Dreyfus/Laurel Funds, Inc., an open-end, diversified management investment company (the "Company"), known as a mutual fund. The Fund seeks to outperform the Lehman Brothers Aggregate Bond Index, while maintaining a similar level of risk, by investing primarily in domestic and foreign investment-grade debt securities and by actively managing bond market and maturity exposure. Under normal market conditions, the Fund expects to maintain a dollar-weighted average maturity of between three and ten years.

              By this Prospectus, the Fund is offering Investor shares and Class R shares. Investor shares and Class R shares are identical, except as to the services offered to and the expenses borne by each Class. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank, N.A. ("Mellon Bank") and its affiliates) ("Banks") acting on behalf of customers having a qualified trust or investment account or relationship at such institution or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. Investor shares are sold primarily to retail investors by the Fund's distributor and by banks, brokers, dealers and other financial institutions that have entered into a Selling Agreement with the Fund's distributor.

              Shares of the Fund are sold without a sales load. Investor shares of the Fund are subject to distribution and shareholder servicing fees.

              You can purchase or redeem Fund shares by telephone using the Dreyfus TeleTransfer Privilege.

              The Dreyfus Corporation serves as the Fund's investment manager. The Dreyfus Corporation is referred to as "Dreyfus."
                               ________________________

              This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read carefully before you invest and retained for future reference.
              The Statement of Additional Information ("SAI") dated November __, 1995, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters that may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a free copy, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 or call 1-800-645-6561. When telephoning, ask for Operator 144.
                               ________________________

              MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.

              THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.
     _________________________________________________________________________

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
     __________________________________________________________________________

                                  Table of Contents


                                                                            Page

              Expense Summary  . . . . . . . . . . . . . . . . . . . . . . . .
              Description of the Fund  . . . . . . . . . . . . . . . . . . . .
              Management of the Fund . . . . . . . . . . . . . . . . . . . . .
              How to Buy Fund Shares . . . . . . . . . . . . . . . . . . . . .
              Shareholder Services . . . . . . . . . . . . . . . . . . . . . .
              How to Redeem Fund Shares  . . . . . . . . . . . . . . . . . . .
              Distribution Plan (Investor Shares Only)   . . . . . . . . . . .
              Dividends, Other Distributions and Taxes . . . . . . . . . . . .
              Performance Information  . . . . . . . . . . . . . . . . . . . .
              General Information  . . . . . . . . . . . . . . . . . . . . . .

                                   Expense Summary

                                                           Investor   Class R
                                                           Shares     Shares
                                                           ------     ------

       Shareholder Transaction Expenses:
       Maximum Sales Load Imposed on Purchases........     none       none

       Maximum Sales Load Imposed on Reinvestments....     none       none

       Deferred Sales Load ...........................     none       none
       Redemption Fee.................................     none       none

       Exchange Fee...................................     none       none

       Estimated Annual Fund Operating Expenses:
       (as a percentage of net assets)

       Management Fee ................................     0.55%        0.55%

       12b-1 Fee(1) ..................................     0.25%        none
       Other Expenses(2) .............................     0.00%        0.00%

       Total Fund Operating Expenses..................     0.80%        0.55%

     Example:
       An investor would pay the following expenses
       on a $1,000 investment, assuming (1) a 5% annual
       return and (2) redemption at the end of each
       time period:
                                                          Investor    Class R
                                                          Shares      Shares

                                   1 Year                 $8          $6

                                   3 Years                $___        $___
                                   5 Years                N/A         N/A

                                   10 Years               N/A         N/A

     (1) See "Distribution Plan (Investor Shares Only)" for a description of the Fund's Distribution Plan for the Investor shares.

     (2) Does not include fees and expenses of the non-interested Directors (including counsel). The investment manager is contractually required to reduce its Management Fee by an amount equal to the Fund's allocable portion of such fees and expenses, which are estimated to be 0.02% of the Fund's net assets (See "Management of the Fund.")

     _____________________________________________________________________

              The amounts listed in the example should not be considered as representative of future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.
     ______________________________________________________________________

              The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Other Expenses and Total Fund Operating Expenses are based on estimated amounts for the current fiscal year. Long-term investors in Investor shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plan (Investor Shares Only)."

              The Company understands that banks, brokers, dealers or other financial institutions (including Dreyfus and its affiliates) (collectively "Agents") may charge fees to their clients who are owners of the Fund's Investor shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual Fund Services, Inc. (the "Distributor"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the clients for various services provided in connection with their accounts.

                               Description of the Fund

     General

              By this Prospectus, the Fund is offering Investor shares and Class R shares. Investor shares and Class R shares are identical, except as to the services offered to and the expenses borne by each class. Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship.
     Investor shares are sold primarily to retail investors by the Fund's Distributor and by Agents that have entered into an Agreement with the Fund's Distributor. If shares of the Fund are held in an account at a Bank or with an Agent, such Bank or Agent may require you to place all Fund purchase, exchange and redemption orders through them. All Banks and Agents have agreed to transmit transaction requests to the Fund's transfer agent or to the Fund's Distributor. Distribution and shareholder servicing fees paid by Investor shares will cause Investor shares to have a higher expense ratio and to pay lower dividends than Class R shares.

     Investment Objective

              The Fund seeks to outperform the Lehman Brothers Aggregate Bond Index (the "Benchmark"), while maintaining a similar level of risk, by investing primarily in domestic and foreign investment-grade debt securities and by actively managing bond market and maturity exposure. There can be no assurance that the Fund will achieve its investment objective. Under normal market conditions, the Fund expects to maintain a dollar-weighted average maturity of between three and ten years. The Fund is not (nor will it be operated as) an index fund, and the Fund's portfolio investments will not be limited to debt issues included in the Benchmark.

     Management Policies

              Dreyfus seeks to achieve the Fund's investment objective by actively managing the Fund's portfolio. Dreyfus' techniques include security selection and management of bond market and maturity exposure. Dreyfus selects the Fund's portfolio investments on the basis of, among other factors, yields, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Although the Fund may maintain aggregate investment characteristics similar to the Benchmark, the Fund seeks to invest in individual debt securities that together will provide a higher total return than the Benchmark. Dreyfus' investment techniques utilize a disciplined control of fund risk and a process of rigorous control and testing. Prior to security selection, quality, duration, coupon, maturity and sector are targeted within pre-determined ranges as a percentage of the total portfolio. The selection must fit within strategies that are constantly being developed to meet the targeted positions. The security selection process is completed only after computer modeling is employed to stress and scenario test the strategies through "what if" portfolios for a variety of possible changes in market conditions. Dreyfus will use various investment techniques to attempt to protect against risks (such as adverse interest rate fluctuations or bond market movements) and to manage the effective maturity of the Fund's portfolio securities. However, if Dreyfus judges market conditions incorrectly or employs a management strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether Dreyfus intended to increase the Fund's total return or to reduce risk.

              Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities, such as bonds, notes and debentures, of domestic and foreign issuers. See "Certain Portfolio Securities" below. The issuers of these debt securities include the U.S. Government and foreign governments, their political subdivisions, agencies and municipalities, and domestic and foreign corporations. The Fund currently intends to limit its investments in debt securities to those rated at least investment-grade. Investment-grade debt securities are securities that, at the time of purchase, are rated within one of the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's ("S&P") (AAA, AA, A or BBB) or, if unrated, are determined by Dreyfus to be of comparable quality. At least 55% of the value of the Fund's net assets will normally consist of debt securities that, at the time of purchase, are rated at least Aa or AA or, if unrated, are determined by Dreyfus to be of comparable quality.

              Debt securities rated Baa by Moody's or BBB by S&P are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa to have speculative characteristics. Furthermore, although bonds rated BBB by S&P exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal on debt in this category than on debt in higher rated categories. The Fund will, in a prudent and orderly fashion, sell securities whose ratings drop below investment-grade (or comparable) quality. A discussion of the Moody's and S&P rating categories appears in the SAI.

               The debt securities in which the Fund may invest include:
     (1) U.S. Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities; (3) mortgage-related securities backed by the U.S. Government, its agencies and instrumentalities, or by private issuers; (4) repurchase agreements; (5) taxable obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities; (6) corporate debt securities; and (7) Eurodollar bonds and notes. The Fund may invest up to 20% of its total assets in debt securities issued by foreign governments and foreign corporations.

              The Fund generally invests in debt securities with intermediate-term maturities, which securities are expected to pay higher yields and experience greater fluctuations in value than securities with short-term maturities. Under normal market conditions, the Fund expects to maintain a dollar-weighted average maturity of between three and ten years. Within this limitation, the Fund may purchase individual debt securities with effective maturities of greater than ten years. Under normal market conditions, the longer the average maturity of the Fund's holdings, the greater the expected yield and price volatility.

              The Fund may also invest in convertible debt obligations, convertible preferred stocks, and zero coupon bonds and, to maintain liquidity, may invest in commercial paper and in obligations of U.S. and foreign banks, including certificates of deposit, bankers' acceptances, time deposits, Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Eurodollar Time Deposits ("ETDs"). The Fund currently intends to limit its investments in any one of these types of instruments to 5% or less of its net assets (except when maintaining a temporary defensive position). The Fund will not invest in common stocks and will sell any common stocks received upon the conversion of convertible securities as promptly as it can and in a manner that it believes will reduce its risk of loss in connection with the sale.

              The debt securities in which the Fund may invest have fixed, floating or variable rates of interest, and some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The Fund may purchase any of the securities in which it may invest on a when-issued or delayed delivery basis. The Fund may also engage in options and futures transactions.

              Although Dreyfus normally invests the Fund's assets according to the Fund's investment strategy, when Dreyfus determines that adverse market conditions exist, the Fund may adopt a defensive position and invest temporarily and without limitation in money market and other short-term debt instruments. To the extent that the Fund so invests, it may not achieve its investment objective.

              The Benchmark is a broad market weighted index composed of the Lehman Brothers Government/Corporate Bond Index and Mortgage-Backed Securities Index and includes fixed-income, investment-grade U.S. Treasury and agency issues, corporate bond issues, and mortgage-backed securities. All issues have at least one year to maturity.

     Investment Techniques

              In connection with its investment objective and policies, the Fund may engage in the following investment techniques, among others, to attempt to hedge various market risks or to enhance total return:

              Borrowing Money. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

              When-Issued and Delayed Delivery Transactions. To secure advantageous prices or yields, the Fund may purchase debt securities on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt securities in an amount at least equal at all times to the amount of its when-issued and delayed delivery commitments.

              Futures, Options and Other Derivative Instruments. The Fund may purchase and sell various financial instruments ("Derivative Instruments"), such as financial futures contracts (including interest rate, index and foreign currency futures contracts), options (including options on securities, indices, foreign currencies and futures contracts), forward currency contracts and interest rate and currency swaps, caps, collars and floors. The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to manage the duration of securities, to alter the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency rates, to uncap a capped security or to convert a fixed rate security into a variable rate security or a variable rate security into a fixed rate security.

              The Fund's ability to use Derivative Instruments may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed. See the SAI for more information regarding Derivative Instruments and the risks relating thereto.

              Foreign Currency Transactions. The Fund may engage in currency exchange transactions on a spot or forward basis and may hold foreign currency deposits. (See "ECDs, ETDs and Yankee CDs".) The Fund may exchange foreign currency on a spot basis at the spot rate then prevailing for purchasing or selling foreign currencies in the foreign exchange market.

              The Fund may also enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. For example, when the Fund anticipates purchasing or selling a security denominated in a foreign currency, the Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Fund may also enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's securities positions denominated in that currency. The Fund will not enter into or maintain a position in forward contracts if their consummation would obligate the Fund to deliver an amount of foreign currency greater than the value of the Fund's assets denominated or quoted in, or currency convertible into, such currency.

              Forward currency contracts may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses if currencies do not perform as Dreyfus anticipates. There is no assurance that Dreyfus' use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

              Risks of Derivative Instruments. The use of Derivative Instruments involves special risks, including: (1) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the Derivative Instruments involved in the transaction; (2) possible lack of a liquid secondary market for any particular Derivative

     Instrument at a particular time; (3) the need for additional portfolio management skills and techniques; (4) losses due to unanticipated market price movements; (5) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in portfolio investments; (6) incorrect forecasts by Dreyfus concerning interest or currency exchange rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective; (7) loss of premiums paid by the Fund on options it purchases; and (8) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its positions.

              New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objective and polices, and regulatory requirements applicable to investment companies.

              Mortgage Dollar Rolls. The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Fund could be compensated also through the receipt of fee income equivalent to a lower forward price. The dollar rolls entered into by the Fund normally will be "covered". A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities.

              Master/Feeder Option. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Company's Board of Directors determines it to be in the best interest of the Fund and its shareholders. In making that determination, the Company's Board of Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Board of Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

     Certain Portfolio Securities

              U.S. Government Securities. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the full faith and credit of the United States ("U.S. Government Securities"). In addition to direct obligations of the U.S. Treasury, these include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration and Maritime Administration. The Fund may also invest in U.S. Government obligations that do not carry the full faith and credit guarantee, such as those issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), or other instrumentalities.

              Mortgage-Related Securities. Mortgage-related securities are securities that, directly or indirectly, represent interests in, or are secured by and payable from, loans secured by real property, including pass-through securities such as GNMA, FNMA and FHLMC certificates, private pass-through securities, commercial mortgage-related securities, and certain collateralized mortgage obligations. There are currently three basic types of mortgage-related securities: (1) those issued or guaranteed by the U.S. Government, its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (2) those issued by private issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) those issued by private issuers that represent interests in, or are collateralized by, whole loan mortgages or mortgage-related securities without a government guarantee, but usually with some other form of credit support. Investors should note that mortgage-related securities in which the Fund may invest are developed and marketed from time-to-time and that, consistent with its investment limitations, the Fund may invest in those mortgage-related securities that Dreyfus believes may assist the Fund in achieving its investment objective.

              The yield characteristics of mortgage-related securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments on mortgage-related securities are made more frequently, generally once a month, and that principal prepayments on mortgage-related securities may occur at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases mortgage-related securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases mortgage-related securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The timing and magnitude of prepayments cannot be predicted. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling mortgage interest rates and will decrease during a period of rising mortgage interest rates. Amounts available for reinvestment by the Fund are likely to be greater during a period of falling interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on mortgage-related securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. The value of mortgage-related securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved.

              Timely payment of principal and interest on pass-through securities of GNMA (but not of FNMA or FHLMC) is guaranteed by the full faith and credit of the United States. This is not a guarantee against market decline of the value of these securities or the shares of the Fund. It is possible that the availability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. Government to tighten the availability of its credit. Timely payment of principal and interest on pass-through securities of FNMA or FHLMC is guaranteed by the respective entity.

              Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage-related securities issued by GNMA, FNMA or FHLMC, or by whole loans or private issuer pass-through securities. CMOs may be issued by GNMA, FNMA, FHLMC or private issuers. CMOs are structured to direct payments on underlying collateral to different series or classes of the obligations. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. CMO structuring is accomplished by in effect stripping out portions of the cash flows (comprised of principal and interest payments) on the underlying mortgage assets and prioritizing the payments of those cash flows. In the most extreme case, one class will be entitled to receive all of the interest, but none of the principal, from the underlying mortgage assets (the interest-only or "IO" class) and one class will be entitled to receive all of the principal, but none of the interest (the principal-only or "PO" class). CMOs may be structured in other ways that, based on mathematical modeling or similar techniques, are expected to provide certain results. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of a structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class. The Fund may invest up to 20% of its total assets in CMOs.

              In determining the Fund's average maturity, the maturity of a mortgage-related security is deemed to be its effective life (i.e., the average time in which the principal amount of the security is repaid), as estimated by Dreyfus based on scheduled principal amortization and an anticipated rate of principal prepayments, which rate, in turn, is based on past prepayment patterns, prevailing interest rates and other factors. The effective life of a mortgage-related security generally is substantially shorter than its stated maturity.

              Asset-Backed Securities. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. Like mortgage-related securities, asset-backed securities are subject to the risk of prepayment. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than is the case for mortgage-backed securities.

              Foreign Securities. The Fund may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments, the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.

              Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the associated limits discussed under "Certain Portfolio Securities--Illiquid Securities."

              Municipal Bonds and Other Municipal Obligations. The Fund may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. The Fund limits its investments in municipal obligations to those obligations the interest on which is subject to federal income tax. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as industrial development bonds issued by public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations bear fixed, floating or variable rates of interest that are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.

              Fixed-Income Securities. The Fund may invest in fixed-income securities to achieve its investment objective. In periods of declining interest rates, the Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield may tend to be lower. Also, in periods of falling interest rates, the inflow of net new money to the Fund from the continuous sales of its shares will likely be invested in portfolio instruments producing lower yield than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund investing in fixed-income securities also may change as general levels of interest rates fluctuate. When interest rates rise, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to rise.

              Variable and Floating Rate Securities.  The Fund may invest in
     variable and floating rate securities.   A variable rate security provides
     for the adjustment of its interest either at predesignated periodic intervals or whenever the market rate to which the security's interest rate is tied changes. A floating rate security provides for the automatic adjustment of its interest whenever a specified interest rate changes. Interest rates on floating rate securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

              Eurodollar Bonds and Notes. The Fund may invest in Eurodollar bonds and notes. Eurodollar bonds and notes are obligations that pay principal and interest in U.S. dollars held in banks outside the United States, primarily in Europe. Investments in Eurodollar bonds and notes involve risks that differ from investments in securities of domestic issuers. (See "Foreign Securities.")

              Other Investment Companies. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended ("1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

              Commercial Paper.  The Fund may invest in commercial paper.
     These instruments are short-term obligations issued by banks and corporations that have maturities ranging from 2 to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase A-1 by S&P, Prime-1 by Moody's, F-1 by Fitch, Duff 1 by Duff & Phelps, Inc., or A1 by IBCA, Inc.

              ECDs, ETDs and Yankee CDs. The Fund may invest in ECDs, ETDs and Yankee CDs. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar-denominated time deposits in a foreign branch of a U.S. bank or a foreign bank. Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. ECDs, ETDs and Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. (See "Foreign Securities.")

              Illiquid Investments. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid investments. Investments currently considered to be illiquid include securities for which market quotations are not readily available; repurchase agreements and time deposits with maturities in excess of seven days; certain mortgage-related securities; securities involved in swap, cap, collar and floor transactions; and certain options traded in the over-the-counter market and securities used to cover such options. The Fund may not be able to sell illiquid securities when Dreyfus considers it desirable to do so or may have to sell such securities at a price lower than the price that could be obtained if they were more liquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on the Fund's net asset value. See the SAI for more information regarding these investments.

              Portfolio Turnover. While securities are purchased for the Fund on the basis of potential for high current income and possible capital appreciation and not for short-term trading profits, the Fund's portfolio turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover (100% or higher) may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, securities transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.

              Limiting Investment Risk. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.

              The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.

              In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and in the SAI. Should the Fund determine that any such commitment is no longer in the best interest of the Fund, it may consider terminating sales of its shares in the states involved.

                                Management of the Fund

              Investment Manager. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, which is a wholly owned subsidiary of Mellon Bank Corporation ("Mellon"). As of June 30, 1995, Dreyfus managed or administered approximately $76 billion in assets for more than 1.8 million investor accounts nationwide.

              Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.

              The Fund is managed by Ridgway H. Powell. Mr. Powell is a Vice President and portfolio manager for Mellon Bank. He has been with Mellon Bank since 1994. Mr. Powell has been employed by Dreyfus as portfolio manager of the Fund since the Fund commenced operations.

              Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $203 billion in assets as of June 30, 1995, including approximately $73 billion in mutual fund assets. As of June 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for approximately $707 billion in assets, including approximately $71 billion in mutual fund assets.

              Under the Investment Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 0.55 of 1% of the value of the Fund's daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, fees and expenses of the non-interested Directors (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the non-interested Directors (including counsel fees), Dreyfus is contractually required to reduce its investment management fee by an amount equal to the Fund's allocable share of such fees and expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies.
     Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Fund.

              In addition, Investor shares may be subject to certain distribution and shareholder servicing fees. See "Distribution Plan (Investor Shares Only)."

              Dreyfus may pay the Fund's distributor for shareholding services from Dreyfus' own assets, including past profits, but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Agents in respect of these services.

              Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.

              The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"). The Distributor is located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly owned subsidiary of Institutional Administration Services, Inc., a provider of mutual fund administration services, the parent company of which is Boston Institutional Group, Inc.

              Custodian, Transfer and Dividend Disbursing Agent, and Sub-Administrator. Mellon Bank, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, is the Fund's custodian. The Fund's transfer and dividend disbursing agent is The Shareholder Services Group, Inc. (the "Transfer Agent"), a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671. Premier Mutual Fund Services, Inc. serves as the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement with Dreyfus, provides various administrative and corporate secretarial services to the Fund. Dreyfus provides the Fund's fund accountant services.

                                How to Buy Fund Shares

              General--Investor shares are offered to any investor and may be purchased through the Distributor or through Agents that have entered into Agreements with the Distributor.

              Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. A "Retirement Plan" is a qualified or non-qualified employee benefit plan or other program, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments. Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

              Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

              The minimum initial investment is $2,500, or $1,000 if you are a client of an Agent that has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Investor shares are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program (described under "Shareholder Services"). These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

              The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

              You may purchase Fund shares by check or wire, or through the Dreyfus TeleTransfer Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."

              Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit & Trust Co., together with the applicable Class' DDA # as shown below, for purchase of Fund shares in your name:

              DDA# _________ Dreyfus Disciplined Intermediate Bond Fund/Investor shares;
              DDA# _________ Dreyfus Disciplined Intermediate Bond Fund/Class R shares.

     The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after you have completed the wire payment in order to obtain your Fund account number. You should include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

              Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH to Boston Safe Deposit & Trust Co. with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "_____" for Investor shares and "_____" for Class R shares.

              The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where
     (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

              Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

              Net Asset Value per share ("NAV")--An investment portfolio's NAV refers to the worth of one share. The NAV for Investor shares and Class R shares is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash, and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by the number of shares of that Class outstanding. The valuation of assets for determining the NAV for the Fund may be summarized as follows:

              The portfolio securities of the Fund listed or traded on a stock exchange, except as otherwise noted, are valued at the latest sale price. If no sale is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices but will be valued at the last sale price if required by regulations of the SEC. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures established by the Board of Directors.

              Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

              NAV is determined on each day that the New York Stock Exchange ("NYSE") is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m., Eastern Time). Investments and requests to exchange or redeem shares received by the Fund in proper form before such close of business are effective on, and will receive the price next determined on, that day. Investment, exchange and redemption requests received after such close of business are effective on, and receive the share price determined on, the next business day.

              The public offering price of Investor shares and Class R shares is the NAV of that Class.

              Dreyfus TeleTransfer Privilege--You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

              If you have selected the Dreyfus TeleTransfer Privilege, you may request a Dreyfus TeleTransfer purchase of Fund shares by telephoning 1-800-221-4060 or, if calling from overseas, 1-401-455-3306.

                                Shareholder Services

              The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.

     Fund Exchanges

              You may purchase, in exchange for shares of a Class, shares of the same class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. With respect to Class R shares held by Retirement Plans, exchanges may be made only between a shareholder's Retirement Plan account in one fund and such shareholder's Retirement Plan account in another fund.

              To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal Retirement Plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a Shareholder Services Form, also available by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-221-4060 or, if calling from overseas, 1-401-455-3306. See "How to Redeem Fund Shares--Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TeleTransfer Privilege, and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by the investor.

              Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. If you are exchanging Investor shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders.

              The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.

     Dreyfus Auto-Exchange Privilege

              Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE DREYFUS AUTO-EXCHANGE PRIVILEGE MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or the fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however, a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.

     Dreyfus-Automatic Asset Builder

              Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or the fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671 or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

     Dreyfus Dividend Options

              Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

              For more information concerning these privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.

     Dreyfus Government Direct Deposit Privilege

              Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.

     Dreyfus Payroll Savings Plan

              Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of your employer, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

     Dreyfus Step Program

              Dreyfus Step Program enables you to purchase Investor shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Fund's Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund reserves the right to redeem your account if you have terminated your participation in the Program and your account's net asset value is $500 or less. See "How to Redeem Fund Shares." The Fund may modify or terminate this Program at any time. Investors who wish to purchase Investor shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."

     Automatic Withdrawal Plan

              The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or a quarterly basis if you have a $5,000 minimum account.

              Particular Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Retirement Plans

              The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

                              How to Redeem Fund Shares

              General--You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.

              The Fund imposes no charges when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.

              The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE DREYFUS TELETRANSFER PRIVILEGE, OR THROUGH THE DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE, OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES

     PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE, OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

              The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $500 or less and remains so during the notice period.

              Procedures--You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Wire Redemption Privilege, the Telephone Redemption Privilege, or the Dreyfus Teletransfer Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.

              You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the Telephone Redemption Privilege or Telephone Exchange Privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

              During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's NAV may fluctuate.

              Regular Redemption. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671 or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General

     Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guar-anteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."

              Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

              Wire Redemption Privilege. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-221-4060 or, if calling from overseas, 1-401-455-3306. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. The Fund's SAI sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

              Telephone Redemption Privilege. You may redeem Fund shares (maximum $150,000 per day) by telephone if you checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-221-4060 or, if calling from overseas, 1-401-455-3306. The Fund reserves the right to refuse any redemption request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

              Dreyfus Teletransfer Privilege. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus Teletransfer Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

              If you have selected the Dreyfus Teletransfer Privilege, you may request a Dreyfus Teletransfer redemption of Fund shares by telephoning 1-800-221-4060 or, if calling from overseas, 1-401-455-3306. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.

                                  Distribution Plan
                                (Investor Shares Only)

              Investor shares are subject to a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). The Investor shares of the Fund bear some of the cost of selling those shares under the Plan. The Plan allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Investor shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Investor shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution-related services with regard to the Fund and/or shareholder services to the Agent's clients that own Investor shares of the Fund.

              The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.

              Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one class of shares over another.

                       Dividends, Other Distributions and Taxes

              The Fund declares daily and pays monthly dividends from its net investment income and distributes net realized gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. Investors other than qualified Retirement Plans may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares, or to reinvest both dividends and other distributions; dividends and other distributions payable to qualified Retirement Plans are reinvested automatically in additional Fund shares at NAV. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Investor shares will receive lower per share dividends than Class R shares because of the higher expenses borne by the Investor shares. See "Expense Summary."

              It is expected that the Fund will qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code.

              Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "Dividend Distributions"), paid by the Fund will be taxable to U.S. shareholders, including certain non-qualified Retirement Plans, as ordinary income whether received in cash or reinvested in Fund shares. Distributions from the Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable to such shareholders as long-term capital gains for Federal income tax purposes, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.

              Dividend Distributions paid by the Fund to a non-resident foreign investor generally will be subject to U.S. withholding tax at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net capital gain paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions from a non-resident foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

              Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account that will include information as to dividends and distributions from net capital gain, if any, paid during the year.

              Dividends and other distributions paid by the Fund to qualified Retirement Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plans. The Fund will not report to the IRS distributions paid to such plans. Generally, distributions from qualified Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59-1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 70-1/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan will be responsible for reporting distributions from such plans to the IRS. Moreover, certain contributions to a qualified Retirement Plan in excess of the amounts permitted by law may be subject to an excise tax.
     If a distributee of an "eligible rollover distribution" from a qualified Retirement Plan does not elect to have the eligible rollover distribution paid directly from the plan to an eligible retirement plan in a "direct rollover," the eligible rollover distribution is subject to a 20% income tax withholding.

              With respect to individual investors and certain non-qualified Retirement Plans, Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net capital gain and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify that the TIN furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

              A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's Federal income tax return.

              The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

              You should consult your tax advisers regarding specific questions as to Federal, state or local taxes.

                               Performance Information

              For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Investor shares should be expected to be lower than that of Class R shares. Performance for each Class will be calculated separately.

              Average annual total return is calculated pursuant to a standardized formula, which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.

              Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the NAV at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

              The Fund may also advertise the yield on a Class of shares. The Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the maximum public offering price per Class of such share on the last day of that period. Because yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

              Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

              The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings, the Lehman Brothers Aggregate Bond Index, other indices created by Lehman Brothers, CDA Technologies indices, the Consumer Price Index, and the Dow Jones Industrial Average. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The

     Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.

                                 General Information

              The Company was incorporated in Maryland on August 6, 1987 under the name The Laurel Funds, Inc., and changed its name to The Dreyfus/Laurel Funds, Inc. on October 17, 1994. The Company is registered with the SEC under the 1940 Act as a diversified, open-end management investment company. The Company has an authorized capitalization of 25 billion shares of $0.001 par value stock with equal voting rights. The Fund is a portfolio of the Company. The Fund's shares are classified into two classes--Investor shares and Class R shares. The Company's Articles of Incorporation permit the Board of Directors to create an unlimited number of investment portfolios (each a "fund").

              Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Classes are entitled to vote, each as a separate class. Only holders of Investor shares will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan relating to that Class.

              At _____, 1995, Mellon Bank, Dreyfus' parent, owned of record through its direct and indirect subsidiaries more than 25% of the Company's outstanding voting shares, and is deemed, under the 1940 Act, to be a controlling shareholder.

              Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office and for any other proper purpose. Company shareholders may remove a Director by the affirmative vote of a majority of the Company's voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

              The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.

              Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561.

              NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                       PART B

     --------------------------------------------------------------------

                      DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
                          INVESTOR SHARES AND CLASS R SHARES
                                       PART B
                        (STATEMENT OF ADDITIONAL INFORMATION)
                                  November __, 1995
     --------------------------------------------------------------------

              This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Dreyfus Disciplined Intermediate Bond Fund (the "Fund"), dated November __, 1995, as it may be revised from time to time. The Fund is a separate portfolio of The Dreyfus/Laurel Funds, Inc. (formerly, The Laurel Funds, Inc.), an open-end, diversified, management investment company (the "Company"), known as a mutual fund. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

                                  Call Toll Free 1-800-645-6561
                                  In New York City -- Call 1-718-895-1206
                                  On Long Island -- Call 794-5452

                          The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

                          Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----
     Investment Objective and Management Policies            . . . . . . . .  B-
     Management of the Fund  . .             . . . . . . . . . . . . . . . .  B-
     Management Arrangements   .             . . . . . . . . . . . . . . . .  B-
     Purchase of Fund Shares . .             . . . . . . . . . . . . . . . .  B-
     Distribution Plan .           . . . . . . . . . . . . . . . . . . . . .  B-
     Redemption of Fund Shares .             . . . . . . . . . . . . . . . .  B-
     Shareholder Services  . . .             . . . . . . . . . . . . . . . .  B-
     Determination of Net Asset Value  .             . . . . . . . . . . . .  B-
     Dividends, Other Distributions and Taxes  .             . . . . . . . .  B-
     Portfolio Transactions  . .             . . . . . . . . . . . . . . . .  B-
     Performance Information . .             . . . . . . . . . . . . . . . .  B-
     Information About the Fund              . . . . . . . . . . . . . . . .  B-
     Custodian, Transfer and Dividend Disbursing Agent,
       Counsel and Independent Auditors              . . . . . . . . . . . .  B-
     Financial Statements  . . .             . . . . . . . . . . . . . . . .  B-
     Appendix  . . . . .           . . . . . . . . . . . . . . . . . . . . .  B-

                    INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


                THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED "DESCRIPTION OF THE FUND."

     Portfolio Securities

                Government Obligations. The Fund may invest in a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and (c) U.S. Treasury bonds generally have maturities of greater than ten years.

                In addition to U.S. Treasury obligations, the Fund may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association ("GNMA") participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development, Federal Home Loan Mortgage Corporation ("FHLMC"), and Federal National Mortgage Association ("FNMA")). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (b), (c) and (d) in the future, other than as set forth above, because it is not obligated to do so by law.

                Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the credit guidelines of the Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. Dreyfus seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Company's Board of Directors.

                When-Issued Securities. In when-issued transactions, delivery and payment for the securities normally takes place approximately 7 to 15 days after the date the buyer commits to purchase them (delivery and payment could take place considerably later in the case of some mortgage-related securities). The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if Dreyfus deems it advisable as a matter of investment strategy. Cash or marketable high-grade debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

                Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will increase in value when interest rates fall and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

                When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

                Mortgage Pass-Through Certificates. Mortgage pass-through certificates are issued by governmental, government-related and private entities and are backed by pools of mortgages (including those on residential properties and commercial real estate). The mortgage loans are made by savings and loan institutions, mortgage bankers, commercial banks and other lenders. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest which, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Government-related issuers include FHLMC and FNMA, both government sponsored corporations owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

                (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgages. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of securities dealers and a variety of investors.

                (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, securities dealers and a variety of investors.

                (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family, or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guaranty is solely the obligation of the

     FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

                (4) Private issuer mortgage certificates are pass-through securities structured in a similar fashion to GNMA, FNMA and FHLMC certificates. Private issuer mortgage certificates are generally backed by conventional single family, multi-family and commercial mortgages. Private issuer mortgage certificates typically are not guaranteed by the U.S. Government, its agencies or instrumentalities, but generally have some form of credit support in the form of over-collateralization, pool insurance or other form of credit enhancement.

                The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the mortgagors of the underlying mortgages.

                Municipal Bonds and Other Municipal Obligations. The Fund limits its investments in municipal obligations to those obligations the interest on which is subject to federal income tax.

                Municipal Bonds. Municipal bonds, which generally have a maturity of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. A private activity bond is a particular kind of revenue bond. The classification of general obligation bonds, revenue bonds and private activity bonds are discussed below.

                (1) General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

                (2) Revenue Bonds. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

                (3) Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

                Municipal Notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of thirteen months or less. Municipal notes include:

                (1) Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

                (2) Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under the Federal Revenue Sharing Programs.

                (3) Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

                Municipal Commercial Paper. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

                Convertible Securities. The Fund may purchase convertible securities, which are fixed-income securities such as bonds or preferred stock that may be converted into or exchanged for a specified number of shares of common stock of the same or a different issuer within a specified period of time and at a specified price or formula. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. Before conversion, convertible securities ordinarily provide a stable stream of income with yields generally higher than those on common stock, but lower than those on non-convertible debt securities of similar quality. In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock rises, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. The Fund does not intend to exercise conversion rights for any convertible security that it may hold and does not intend to hold any security that has been subject to conversion.

                Zero Coupon Securities. The Fund may invest in zero coupon securities, which are debt securities that do not entitle the holder to any periodic payment of interest, but instead are issued or sold at a discount from their face value. The amount of the discount varies depending on, among other factors, prevailing interest rates, the liquidity of the security, and the perceived creditworthiness of the issuer. Zero coupon securities may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

                Illiquid Investments. Over-the-counter ("OTC") options purchased by the Fund will be considered illiquid for purposes of the Fund's operating policy that provides that it may not invest more than 15% of its net assets in illiquid investments. When the Fund sells OTC options, it will segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by the Fund will also be considered illiquid investments for purposes of this limitation unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                Under current guidelines of the staff of the SEC, IOs and POs are also considered to be illiquid; however, IO and PO classes of fixed-rate mortgage-related securities issued by the U.S. Government or one of its agencies or instrumentalities will not be considered illiquid if Dreyfus determines that they are liquid pursuant to guidelines established by or under the direction of the Company's Board of Directors.

                The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Board of Directors or by Dreyfus pursuant to guidelines established by the Board of Directors. The Board or Dreyfus will consider availability of reliable price information and other relevant information in making such determinations. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom.
     Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a Fund or other holder. The Fund does not currently intend to invest in Section 4(2) paper or Rule 144A securities.

     Management Policies

                The Fund engages, except as noted, in the following practices in furtherance of its investment objective.

                Derivative Instruments.

                General. As discussed in the Prospectus, the Fund may purchase and sell various financial instruments ("Derivative Instruments"), such as financial futures contracts (including interest rate, index and foreign currency futures contracts), options (including options on securities, indices, foreign currencies and futures contracts), forward currency contracts, and interest rate and currency swaps, caps, collars and floors. The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to manage the duration of securities, to alter the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency rates, to uncap a capped security or to convert a fixed rate security into a variable rate security or a variable rate security into a fixed rate security.

                Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

                Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

                Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has
     invested or expects to invest.   Derivative Instruments on debt securities
     may be used to hedge either individual securities or broad debt market sectors.

                The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Derivative Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

                In addition to the instruments, strategies and risks described below and in the Prospectus, Dreyfus expects to discover additional opportunities in connection with other Derivative Instruments. These new opportunities may become available as Dreyfus develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. Dreyfus may utilize these opportunities to the extent that they are consistent with the Fund's investment objective, and permitted by the Fund's investment policies and applicable regulatory authorities. The Fund's Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

                Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

                (1) Successful use of most Derivative Instruments depends upon Dreyfus' ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

                (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

                Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

                Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

                (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because Dreyfus projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

                (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

                (5) Dreyfus may use Derivative Instruments, including securities with embedded derivatives, for hedging purposes (to adjust the risk characteristics of the Fund's portfolio) and may use these instruments to adjust the return characteristics of the Fund's portfolio of investments. This can increase investment risk. If Dreyfus judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the contra party to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.

                (6) The ordinary spreads between the prices in the cash and futures markets, due to the nature of such markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest, foreign currency or securities price trends by Dreyfus may still not result in a successful transaction. Dreyfus may be incorrect in its expectations as to the extent of various interest rate, foreign exchange rate or securities price movements, or the time span within which the movements take place.

                (7) Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs, and may result in certain tax consequences.

                Cover for Derivative Instruments. Transactions using Derivative Instruments may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures, options, currencies or forward contracts or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

                Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

                Options on indices are similar to options on securities or currencies except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or currencies.

                The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

                Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the investment at less than its market value.

                Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the investment at more than its market value.

                The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

                The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

                The Fund may purchase and sell both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the contra party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

                Generally, the OTC debt and foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

                OTC options purchased by the Fund will be considered illiquid for purposes of the Fund's operating policy that provides that it may not invest more than 15% of its net assets in illiquid investments. See "Illiquid Investments."

                The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

                If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

                Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.

                When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it assumes a short futures position. If the Fund has written a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

                The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

                Futures strategies also can be used to manage the average duration of the Fund's fixed-income portfolio. If Dreyfus wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If Dreyfus wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy an interest rate futures contract or a call option thereon, or sell a put option thereon.

                No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

                Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

                Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Although the Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

                Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

                If the Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

                Foreign Currency Strategies - Special Considerations. The Fund may use Derivative Instruments on foreign currencies to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

                The Fund might seek to hedge against changes in the value of particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are more expensive than certain other Derivative Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the values of which Dreyfus believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

                The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency Derivative Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

                There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

                Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

                Forward Contracts. A forward foreign currency exchange contract ("forward contract") is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against future movements in foreign exchange rates. The Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

                Forward contracts may serve as long hedges -- for example, the Fund may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward contracts may also serve as short hedges -- for example, the Fund may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from anticipated dividend or interest payments denominated in a foreign currency. Dreyfus may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which Dreyfus believes will bear a positive correlation to the value of the currency being hedged.

                The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into a principal basis, no fees or commissions are involved. When the Fund enters into a forward contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

                Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

                The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities measured in the foreign currency will change after the forward contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

                Swaps, Caps, Collars and Floors. Swap agreements, including interest rate and currency swaps, caps, collars and floors, may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based on an agreed upon principal amount (referred to as the "notional principal amount"). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names.

                In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

                The Fund will set aside cash or appropriate liquid assets to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis or writes a cap, collar or floor, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

                The most important factor in the performance of swap agreements is the change in the specific interest rate, currency or other factor(s) that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the contra party's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

                The Fund will enter into swaps, caps, collars and floors only with banks and recognized securities dealers believed by Dreyfus to present minimal credit risks in accordance with guidelines established by the Board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

                The Fund understands that it is the position of the staff of the SEC that assets involved in swap transactions are illiquid and, therefore, are subject to the limitations on illiquid investments. See "Illiquid Investments."

     Investment Restrictions

                The following limitations have been adopted by the Fund. The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

     1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry.)

     2. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended ("1940 Act"), except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts, options, forward contracts, swaps, caps, collars and floors shall not be considered to involve the borrowing of money or issuance of senior securities.

     3. Purchase with respect to 75% of the Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     4. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this limitation debt instruments, swaps, caps, collars, floors, and repurchase agreements shall not be treated as loans.

     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

     6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

     7. Purchase or sell commodities, except that the Fund may purchase and sell foreign currency, futures contracts, options, forward currency contracts, swaps, caps, collars and floors, and other similar instruments.

                The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund.

                The Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

     1. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts, options, forward contracts, swaps, caps, collars, floors, and other similar financial instruments are not deemed to constitute selling short.

     2. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors, and other similar financial instruments shall not constitute purchasing securities on margin.

     3.         The Fund shall not purchase oil, gas or mineral leases.

     4. The Fund will not purchase or retain the securities of any issuer if the officers, Directors of the Fund, its advisers, or managers, owning beneficially more than one half of 1% of the securities of such issuer, together own beneficially more than 5% of such securities.

     5. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

     6. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include interest-only (IO) and principal-only (PO) classes of fixed-rate mortgage-related securities issued by the U.S. Government or one of its agencies or instrumentalities; provided, that the Board of Directors, or its delegate, determines that such securities are liquid pursuant to guidelines established by or under the direction of the Board of Directors. Also, for purposes of this limitation, illiquid securities shall not include Section 4(2) paper, or securities that may be resold under Rule 144A under the Securities Act of 1933; provided, that the Board of Directors, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

     7. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

     8. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

     9. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

     10. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if, as a result of such purchase, the value of its aggregate investment in such securities will exceed 5% of its total assets, except that: (a) this limitation shall not apply to standby commitments, and (b) this limitation shall not apply to the Fund's transactions in futures contracts and options on futures contracts.

                To the extent that the Fund enters into futures contracts, options on futures contracts, or options on foreign currencies traded on an exchange regulated by the CFTC, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.


                                MANAGEMENT OF THE FUND

                               CONTROLLING SHAREHOLDER

                Mellon Bank Corporation, a Pennsylvania corporation registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, owned of record, through its direct and indirect subsidiaries, more than 25% of the issued and outstanding voting shares of the Company as of _______, 1995, and is, as a consequence, deemed to be a controlling shareholder of the Company as that term is defined under the 1940 Act. The address of Mellon Bank Corporation is: Mellon Bank Corporation, Mutual Fund Department, 3 Mellon Bank Center, Pittsburgh, PA 15259. As of the date of this Statement of Additional Information, [the Distributor] owned [all] of the outstanding shares of the Fund.

                          FEDERAL LAW AFFECTING MELLON BANK

                The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank, N.A. ("Mellon Bank") in informing its customers of, and performing, investment and redemption services in connection with the Fund, and in providing services to the Fund as custodian and fund accountant, as well as Dreyfus' investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by counsel that the activities contemplated under these arrangements are consistent with its statutory and regulatory obligations.

                Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus was prohibited from serving the Fund in any of its present capacities, the Board of Directors would seek an alternative provider(s) of such services.

                                DIRECTORS AND OFFICERS

                The Company has a Board composed of thirteen Directors which supervises the Fund's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Directors and officers and their positions with the Company and their present and principal occupations during the past five years. Each Director who is an "interested person" of the Company (as defined in the 1940 Act) is indicated by an asterisk(*). Each of the Directors also serves as a Trustee of The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Investment Series, and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, the "Dreyfus/Laurel Family of Funds").

     o + RUTH MARIE ADAMS. Director of the Company; Professor of English and Vice President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution. Age: 80 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.

     o + FRANCIS P. BRENNAN.  Chairman of the Board of Directors and Assistant
                Treasurer of the Company; Director and Chairman, Massachusetts Business Development Corp.; Director, Boston Mutual Insurance Company. Age: 78 years old. Address: Massachusetts Business Development Corp., One Liberty Square, Boston, Massachusetts 02109.

     o * JOSEPH S. DiMARTINO.  Director of the Company since February 1995.
                Since January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President and a director of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Noel Group, Inc., a venture capital company; a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, Simmons Outdoor Corporation, and Staffing Resources, Inc. Age: 51 years old.
                Address: 200 Park Avenue, New York, New York 10166.

     o + JAMES M. FITZGIBBONS.  Director of the Company; Chairman, Howes
                Leather Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources,

                Inc. Age: 60 years old. Address: 40 Norfolk Road, Brookline, Massachusetts 02167.

     o * J. TOMLINSON FORT.  Director of the Company; Since 1990, Partner,
                Reed, Smith, Shaw & McClay (law firm).  Age:  65 years old.
                Address:  204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

     o + ARTHUR L. GOESCHEL.  Director of the Company; Director and Chairman of
                the Board, Rexene Corporation; Director, Calgon Carbon Corporation; Director, National Picture Frame Corporation; Director and Chairman of the Board, Tetra Corporation, 1991-1993; Director, Medalist Corporation, 1992-1993. Since May 1991, Mr. Goeschel has served as Trustee of Sewickley Valley Hospital. Age: 73 years old. Address: Way Hollow Road and Woodland Road, Sewickley, Pennsylvania 15143.

     o + KENNETH A. HIMMEL.  Director of the Company; former Director, The
                Boston Company, Inc. and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc.; and Managing Partner, Franklin Federal Partners. Age: 49 years old. Address:
                Himmel and Company, Inc., 101 Federal Street, 22nd Floor, Boston, Massachusetts 02110.

     o * ARCH S. JEFFERY.  Director of the Company; Financial Consultant.  Age:
                76 years old. Address: 1817 Foxcroft Lane, Unit 306, Allison Park, Pennsylvania 15101.

     o + STEPHEN J. LOCKWOOD.  Director of the Company; President and CEO, LDG
                Management Company, Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc.
                Age: 48 years old. Address 401 Edgewater Place, Wakefield, Massachusetts 01880.

     o + ROBERT D. McBRIDE.  Director of the Company; Director and Chairman,
                McLouth Steel; Director, Salem Corporation. Director, SMS/Concast, Inc. (1983-1991). Age: 67 years old. Address:
                15 Waverly Lane, Grosse Pointe Farms, Michigan 48236.

     o + JOHN L. PROPST.  Director of the Company; Of Counsel, Reed, Smith,
                Shaw & McClay (law firm). Age: 81 years old. Address: 5521 Dunmoyle Street, Pittsburgh, Pennsylvania 15217.

     o + JOHN J. SCIULLO.  Director of the Company; Dean Emeritus and Professor
                of Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh. Age: 62 years old.
                Address:  321 Gross Street, Pittsburgh, Pennsylvania 15224.

     o + ROSLYN M. WATSON.  Director of the Company; Principal, Watson
                Ventures, Inc.; Director, American Express Centurion Bank; Director, Harvard Community Health Plan, Inc.; Director, Massachusetts Electric Company; Director, The Hymias Foundation, Inc.; prior to February 1993, Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 45 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.

     # MARIE E. CONNOLLY.  President and Treasurer of the Company, The
                Dreyfus/Laurel Investment Series, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President of the Company (March 1994 to September 1994); President, Funds Distributor, Inc. (since
                1992); Treasurer, Funds Distributor, Inc. (July 1993 to April
                1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

     # FREDERICK C. DEY.  Vice President and Assistant Treasurer of the
                Company, The Dreyfus/Laurel Investment Series, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, Premier Mutual Fund Services, Inc. (since August 1994); Vice President, Funds Distributor, Inc. (since August 1994); Fundraising Manager, Swim Across America (October 1993 to August 1994); General Manager, Spring Industries (August 1988 to October 1993). Age: 33 years old. Address: Premier Mutual Fund Services, Inc., 200 Park Avenue, New York, New York 10166.

     # ERIC B. FISCHMAN.  Vice President and Assistant Secretary of the
                Company, The Dreyfus/Laurel Investment Series, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President and Associate General Counsel, Premier Mutual Fund Services, Inc. (since August 1994); Vice President and Associate General Counsel, Funds Distributor, Inc. (since August 1994); Staff Attorney, Federal Reserve Board (September 1992 to June 1994); Summer Associate, Venture Economics (May 1991 to September
                1991); Summer Associate, Suffolk County District Attorney (June 1990 to August 1990). Age: 30 years old. Address: Premier Mutual Fund Services, Inc., 200 Park Avenue, New York, New York 10166.

     LESLIE M. GAYNOR.  Assistant Treasurer of the Company, The Dreyfus/Laurel
                Investment Series, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since October 1994); Assistant Treasurer/Manager of Treasury Services, Funds Distributor, Inc. (since July 1994); Vice President, The Boston Company, Inc. (1989 to July 1994). Address: One Exchange Place, Boston, Massachusetts 02109.

     RICHARD W. HEALEY.  Vice President of the Company, The Dreyfus/Laurel
                Investment Series, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since March 1994); Senior Vice President, Funds Distributor, Inc. (since March
                1993); Vice President, The Boston Company, Inc. (March 1993 to May 1993); Vice President of Marketing, Calvert Group (1989 to March 1993); Fidelity Investments (prior to 1989). Address:
                One Exchange Place, Boston, Massachusetts 02109.

     # JOHN E. PELLETIER.  Vice President and Secretary of the Company, The
                Dreyfus/Laurel Investment Series, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992); Associate, Sidley & Austin (June 1989 to August 1990). Age: 30 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

     # JOSEPH F. TOWER, III.  Assistant Treasurer of the Company, The
                Dreyfus/Laurel Investment Series, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President and Chief Financial Officer of Premier Mutual Fund Services, Inc. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. Age: 32 years old. Address: One Exchange Place, Boston, Massachusetts 02109.

     # JOHN J. PYBURN.  Assistant Treasurer of the Company, The Dreyfus/Laurel
                Investment Series, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President of Premier Mutual Fund Services, Inc. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of the Manager. Age: 59 years old.
                Address: Premier Mutual Fund Services, Inc., 200 Park Avenue, New York, New York 10166.

     # PAUL D. FURCINITO.  Assistant Secretary of the Company, The
                Dreyfus/Laurel Investment Series, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Assistant Vice President of Premier Mutual Fund Services, Inc. From January 1992 to July 1994, he was a Senior Legal Product Manager, and from January 1990 to January 1992, he was mutual fund accountant, for The Boston Company Advisors, Inc. Age: 28 years old. Address: Premier Mutual Fund Services, Inc., 200 Park Avenue, New York, New York 10166.

     # RUTH D. LEIBERT.  Assistant Secretary of the Company, The Dreyfus/Laurel
                Investment Series, The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Assistant Vice President of Premier Mutual Fund Services, Inc. From March 1992 to July 1994, she was a Compliance Officer for The Managers Funds, a registered investment company. From March 1990 until September 1991, she was Development Director of The Rockland Center for the Arts and, prior thereto, was employed as a Research Assistant for the Bureau of National Affairs. Age: 50 years old. Address: Premier Mutual Fund Services, Inc., 200 Park Avenue, New York, New York 10166.

     ____________________________
     *  "Interested person" of the Company, as defined in the 1940 Act.
     o  Member of the Audit Committee.
     +  Member of the Nominating Committee.

     # Officer also serves as an officer for other investment companies advised by Dreyfus.

                The officers and Directors of the Company as a group owned beneficially less than 1% of the total Investor and Class R shares of the Fund outstanding as of the date of this Statement of Additional Information.

                No officer or employee of Premier (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Company for serving as an officer or Director of the Company. In addition, no officer or employee of Dreyfus (or of any parent or subsidiary thereof) serves as an officer or Director of the Company. The Dreyfus/Laurel Family of Funds pays each Director/Trustee who is not an officer or employee of Premier (or of any parent, subsidiary or affiliate thereof) or of Dreyfus $27,000 per annum (and an additional $75,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Family of Funds). In addition, the Dreyfus/Laurel Family of Funds pays each Director/Trustee $1,000 per joint Dreyfus/Laurel Family of Funds Board meeting attended, plus $750 per joint Dreyfus/Laurel Family of Funds Audit committee meeting attended, and reimburses each Director/Trustee for travel and out-of-pocket expenses.

                For the fiscal year ended October 31, 1994, the aggregate amount of fees and expenses received by each Director from the Company and all other Funds in the Dreyfus/Laurel Family of Funds for which such person is a Board member were as follows:

                                                       Pension or                                 Total Compensation
                                                       Retirement                                 from the Company
                                  Aggregate            Benefits Accrued      Estimated Annual     and Fund Complex
                                  Compensation From    as Part of the        Benefits Upon        Paid to Board
       Name of Board Member       the Company #        Company's Expenses    Retirement           Member
       --------------------       -----------------    ------------------    ----------------     -----------------

       Ruth Marie Adams           $19,685              None                  None                 $ 37,500

       Francis P. Brennan*         52,809              None                  None                  112,500

       Joseph S. DiMartino**        N/A                N/A                   N/A                   N/A
       James M. Fitzgibbons        17,685              None                  None                   31,750

       J. Tomlinson Fort            7,500              None                  None                    7,500
       Arthur L. Goeschel          26,185              None                  None                   32,500

       Kenneth A. Himmel           18,685              None                  None                   35,750

       Arch S. Jeffery             27,185              None                  None                   33,500
       Steven J. Lockwood          18,685              None                  None                   35,750

       Robert D. McBride           27,185              None                  None                   33,500
       John L. Propst              27,185              None                  None                   33,500

       John J. Sciullo             27,185              None                  None                   33,500

       Roslyn M. Watson            19,685              None                  None                   36,750


                                                                     B-25




     # Amount does not include reimbursed expenses for attending Board meetings, which amounted to $10,876 for the Company.
     * Compensation of Francis Brennan includes $75,000 paid by The Dreyfus/Laurel Family of Funds to be Chairman of the Board.
     ** Joseph S. DiMartino was not a Director of the Company as of October 31, 1994.



                               MANAGEMENT ARRANGEMENTS

                THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND."

                Management Agreement. Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement with the Company dated April 4, 1994 ("Management Agreement"), transferred to Dreyfus as of October 17, 1994. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Directors.

                The Management Agreement will continue from year to year provided that a majority of the Directors who are not interested persons of the Company and either a majority of all Directors or a majority of the shareholders of the Fund approve its continuance. The Company may terminate the Management Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Directors or upon the vote of a majority of the Fund's outstanding voting securities. Dreyfus may terminate the Management Agreement upon sixty (60) days' written notice to the Company. The Management Agreement will terminate immediately and automatically upon its assignment.

                The following persons are officers and/or directors of Dreyfus:
     Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Robert E. Riley, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-- Distribution and a director; Philip L. Toia, Vice Chairman--Operations and Administration; Daniel C. Maclean, Vice President and General Counsel; Barbara E. Casey, Vice President--Dreyfus Retirement Services; Henry D. Gottmann, Vice President--Retail Sales and Service; Elie M. Genadry, Vice President--Institutional Sales; Mark N. Jacobs, Vice President--Fund Legal and Compliance and Secretary; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Diane M. Coffey, Vice President--Corporate Communications; Katherine C. Wickham, Vice President--Human Resources; William F. Glavin, Jr., Vice President--Product Management; Andrew S. Wasser, Vice President--Information Services; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; Mandell L. Berman, Frank
     V. Cahouet, Alvin E. Freidman, Lawrence M. Greene, Julian M. Smerling and David B. Truman, directors.

                               PURCHASE OF FUND SHARES

                THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED "HOW TO BUY FUND SHARES."

                The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

                Dreyfus Teletransfer Privilege. Dreyfus Teletransfer purchase orders may be made between the hours of 8:00 a.m. and 4:00 p.m., New York time, on any business day that The Shareholder Services Group, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange ("NYSE") are open. Such purchases will be credited to the shareholder's Fund account on the next bank business day. To qualify to use the Dreyfus Teletransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Fund Shares--Dreyfus Teletransfer Privilege."

                Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year in which the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                                  DISTRIBUTION PLAN

                THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED "DISTRIBUTION PLAN."

                Investor shares are subject to fees for distribution and shareholder services.

                Distribution Plan--Investor Shares. The SEC has adopted Rule 12b-1 under the 1940 Act ("Rule") regulating the circumstances under which investment companies such as the Company may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. With respect to the Investor shares of the Fund, the Company has adopted a Distribution Plan ("Plan") and may enter into Agreements with Agents pursuant to the Plan.

                Under the Plan, the Fund may spend annually up to 0.25% of its average daily net assets attributable to Investor shares for costs and expenses incurred in connection with the distribution of, and shareholder servicing with respect to, the Investor shares.

                The Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Directors for their review at least quarterly.
     In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without approval of the Fund's shareholders, and that other material amendments of the Plan must be approved by the vote of a majority of the Directors and of the Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by the entire Board of Directors and by the Directors who are neither interested persons nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable, as to the Fund's Investor shares, at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the outstanding Investor shares of the Fund.


                              REDEMPTION OF FUND SHARES

                THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED "HOW TO REDEEM FUND SHARES."

                Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

                Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code, which may be used for domestic or overseas transmissions:

                                           Transfer Agent's
                Transmittal Code           Answer Back Sign
                ----------------           ----------------

                    144295                 144295 TSSG PREP

                Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

                To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

                Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

                Dreyfus Teletransfer Privilege. Investors should be aware that if they have selected the Dreyfus Teletransfer Privilege, any request for a wire redemption will be effected as a Dreyfus Teletransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--Dreyfus Teletransfer Privilege."

                Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemptions in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

                Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the

     Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


                                SHAREHOLDER SERVICES

                THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED "SHAREHOLDER SERVICES."

                Fund Exchanges. Shares of any Class of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by Dreyfus. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

                A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

                B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

                C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

                D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

                E. Shares of funds subject to a contingent deferred sales charge ("CDSC") that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

                To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

                Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

                To establish a personal Retirement Plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and Simplified Employee Pension Plans ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and IRAs set up under a SEP-IRA with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

                Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege.
     In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Dreyfus Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

                Fund exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

                Shareholder Services Forms and prospectuses of the other funds may be obtained from the Distributor. The Fund reserves the right to reject any exchange request in whole or in part. The Fund exchange service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

                Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and other distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by completing the appropriate application available from the Distributor. There is a service charge of $.50 for each with-drawal check. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

                Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of certain other funds in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this Privilege will be purchased on the basis of relative net asset value per share as follows:

                A. Dividends and other distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

                B. Dividends and other distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

                C. Dividends and other distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or other distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

                D. Dividends and other distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

                Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

                Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

                The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

                Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

                The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

                The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                           DETERMINATION OF NET ASSET VALUE

                THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED "HOW TO BUY FUND SHARES."

                Restricted securities, as well as securities or other assets for which market quotations are not readily available, or which are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Directors generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be reviewed periodically by the Board of Directors if the Directors believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Directors.

                New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                       DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

                THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED "DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES."

                The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

                To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund (1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution Requirement"), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), (3) must derive less than 30% of its annual gross income from gain on the sale or disposition of any of the following that are held for less than three months -- (a) securities, (b) non-foreign-currency options and futures and (c) foreign currencies (or foreign currency options, futures and forward contracts) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation") -- and (4) must meet certain asset diversification and other requirements.

                Any dividend or other distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of his investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

                Dividends and other distributions declared by the Fund in Octo-ber, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

                Interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign invest-ors.

                Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts thereon, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

                If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options, futures and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

                Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of foreign currencies and certain foreign currency denominated securities (including debt instruments and certain financial forward, futures and option contracts and preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains and transactions described in Treasury regulations to be issued in the future.

                Under Section 1256 of the Code, any gain or loss realized by the Fund from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking to market"), resulting in additional gain or loss to the Fund characterized in the manner described above.

                Offsetting positions held by the Fund involving certain contracts or options may constitute "straddles". "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify Sections 1256 and 988. As such, all or a portion of any capital gain from certain straddle transactions may be recharacterized to ordinary income. If the Fund were treated as entering into straddles by reason of its engaging in certain forward contracts or options transactions, such straddles would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such straddles were governed by Section 1256. The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results to the Fund may differ. If no election is made, then to the extent the straddle and conversion transactions rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

                Investment by the Fund in securities issued or acquired at a discount (for example, zero coupon securities) [or providing for deferred interest or for payment of interest in the form of additional obligations (for example, "pay-in-kind" or "PIK" securities)] could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund would be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and could need to distribute such income to satisfy the Distribution Requirement and to avoid imposition of the 4% excise tax referred to in the Fund's Prospectus under "Dividends, Other

     Distributions and Taxes." In such case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these requirements.

                State and Local Taxes. Depending upon the extent of the Fund's activities in states and localities in which it is deemed to be conducting business, it may be subject to the tax laws of such states or localities. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

                Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                Foreign Shareholders - Income Not Effectively Connected. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income generally will be subject to a U.S. federal withholding tax of 30% (or lower treaty rate).

                Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain (the excess of net long-term capital gain over net short-term capital loss) generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.

                Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's ownership of Fund shares is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.

                Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to U.S. federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.

                                PORTFOLIO TRANSACTIONS

                All portfolio transactions of the Fund are placed on behalf of the Fund by Dreyfus. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

                Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

                Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

                The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to the Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to these organizations in carrying out their obligations to the Fund. The receipt of such research services does not reduce these organizations' normal independent research activities; however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.

                The Company's Board of Directors periodically reviews Dreyfus' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and reviews the prices paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

                Although Dreyfus manages other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

                When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Directors will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year.


                               PERFORMANCE INFORMATION

                THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED "PERFORMANCE INFORMATION."

                Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

                Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

                The Fund may also advertise yield from time to time. Yields are computed by using standardized methods of calculation required by the SEC. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:
                                              6
                          YIELD =  2[(a-b + 1)  -1]
                                      ---
                                      cd

                Where:    a =     dividends and interest earned during the
                                  period;
                          b =     expenses accrued for the period (net of
                                  reimbursements);
                          c =     average daily number of shares outstanding
                                  during the period that were entitled to
                                  receive dividends; and
                          d =     maximum offering price per share on the last
                                  day of the period.

                Performance information for the Fund may be compared, in reports and promotional literature, to indexes including, but not limited to: (i) the Lehman Brothers Aggregate Bond Index; (ii) other Lehman Brothers indices, the Dow Jones Industrial Average, or other appropriate unmanaged domestic or foreign indices of performance of various types of investments so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (iii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (iv) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund; and (v) products managed by a universe of money managers with similar country allocation and performance objectives. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses.


                             INFORMATION ABOUT THE FUND

                THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED "GENERAL INFORMATION."

                Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

                The Fund will send annual and semi-annual financial statements to all its shareholders.


              CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                               AND INDEPENDENT AUDITORS

                Mellon Bank, One Mellon Bank Center, Pittsburgh, PA 15258, is the Fund's custodian. The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode Island 02940-

     9671, is the Fund's transfer and dividend disbursing agent. The Shareholder Services Group, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

                Kirkpatrick & Lockhart LLP, 1800 M Street, N.W., South Lobby - 9th Floor, Washington, D.C. 20036, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.

                _____________ was appointed by the Directors to serve as the Fund's independent auditors for the year ending October 31, 1996, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with the SEC, and (3) review of the annual federal income tax return and the Pennsylvania excise tax return filed on behalf of the Fund.

                                FINANCIAL STATEMENTS

                                       APPENDIX

                          DESCRIPTIONS OF SECURITIES RATINGS


     Debt Instruments Ratings
     ------------------------
                 Moody's Investors Service, Inc. (Moody's):
                 ------------------------------------------

                 Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                 Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa Securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                 A -- Bonds rated A possess many favorable investment attributes and are considered "upper medium-grade obligations."

                 Baa -- Bonds rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable on any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                 Those Bonds in the Aa and A groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1 and A 1.

                 Standard & Poor's ("S&P"):

                 AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                 AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                 A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                 BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it instantly exhibits adequate protection changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                 Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

     Commercial Paper Ratings
     ------------------------
                 Moody's:
                 --------
                 Commercial paper rated Prime by Moody's is based upon its evaluation of many factors including: (1) management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated Prime-1, Prime-2, or Prime-3.

                 Prime-1 indicates a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and
     (5) well established access to a range of financial markets and assured sources of alternative liquidity.

                 S&P:
                 ---
                 Commercial paper rated by S&P has the following characteristics: liquidity ratios adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2, or A-3.

                 A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

                 Fitch Investors Service, Inc. ("Fitch"):
                 ---------------------------------------
                 Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

                 F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

                 Duff & Phelps, Inc. ("Duff & Phelps"):
                 -------------------------------------
                 Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers' acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

                 Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

                 The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional "1" category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing those differences.

                 Duff l+ -- Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                 Duff 1 -- Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                 Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                 IBCA, Inc. ("IBCA"):
                 -------------------
                 In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

                 IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

                 Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning IBCA's ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

                 IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

                 A1+ -- Obligations supported by the highest capacity for timely repayment.

                 A1 -- Obligations supported by a very strong capacity for timely repayment.

                           THE DREYFUS/LAUREL FUNDS, INC.
                          (formerly, The Laurel Funds, Inc.)

                                       PART C
                                  OTHER INFORMATION
                                  -----------------

     Item 24.  Financial Statements and Exhibits
               ---------------------------------
                 (a)  Financial Statements:
                      --------------------
                 Included in Part A:

                      Not Applicable.

                 Included in Part B:

                      Not Applicable.

                 (b)  Exhibits:
                      --------

                 1(a) Articles of Incorporation dated July 31, 1987. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on August 6, 1987 -- Registration No. 33-16338 ("Registration Statement").


                 1(b) Articles Supplementary dated October 15, 1993 increasing authorized capital stock. Filed herewith.


                 1(c) Articles of Amendment dated March 31, 1994. Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A ("Post-Effective Amendment No. 29") filed on May 19, 1994


                 1(d) Articles Supplementary dated March 31, 1994 reclassifying shares. Incorporated by reference to Post-Effective Amendment No. 29.


                 1(e) Articles Supplementary dated May 24, 1994 designating and classifying shares. Filed herewith.


                 1(f) Articles of Amendment dated October 17, 1994. Incorporated by reference to Post-Effective Amendment No. 31 filed on December 13, 1994.


                 1(g) Articles Supplementary dated December 19, 1994 designating classes. Incorporated by reference to Post-Effective Amendment No. 32 filed on December 19, 1994.

                 1(h) Articles of Amendment dated June 9, 1995. Filed herewith.


                 1(i) Articles of Amendment dated August 30, 1995. Filed herewith.


                 1(j) Articles Supplementary dated August 31, 1995 reclassifying shares. Filed herewith.


                 1(k) Articles Supplementary dated _____, 1995 designating and classifying shares. To be filed by amendment.

                 2 Bylaws. Incorporated by reference to the Registration Statement.

                 3        Not Applicable.

                 4        Specimen security.  To be filed by amendment.

                 5(a) Investment Sub-Advisory Agreement among Mellon Bank, N.A., S.A.M. Finance S.A. and the Registrant for the European Fund. Incorporated by reference to Post-Effective Amendment No. 22 filed on September 3, 1993.

                 5(b) Investment Management Agreement between Mellon Bank, N.A. and the Registrant. Incorporated by reference to Post-Effective Amendment No. 29.

                 5(c) Investment Sub-Advisory Agreement among Mellon Bank, N.A., S.A.M. Finance S.A. and the Registrant for the International Equity Allocation Fund. Incorporated by reference to Post-Effective Amendment No. 31 filed on December 13, 1994.

                 5(d) Assignment and Assumption Agreement among Mellon Bank, N.A., The Dreyfus Corporation and the Registrant (relating to Investment Management Agreement). Incorporated by reference to Post-Effective Amendment No. 31 filed on December 13, 1994.

                 5(e) Assignment Agreement among Mellon Bank, N.A., The Dreyfus Corporation, S.A.M. Finance S.A. and the Registrant (relating to Investment Sub-Advisory Agreement for the European Fund). To be filed by amendment.

                 5(f) Assignment Agreement among Mellon Bank, N.A., The Dreyfus Corporation, S.A.M. Finance S.A. and the Registrant (relating to Investment Sub-Advisory Agreement for the International Equity Allocation
                          Fund).  To be filed by amendment.

                 6 Distribution Agreement between Premier Mutual Fund Services, Inc. and the Registrant. Incorporated by reference to Post-Effective Amendment No. 31 filed on December 13, 1994.

                 7        Not Applicable.

                 8(a) Custody Agreement with Boston Safe Deposit and Trust Company with respect to the European Fund. Incorporated by reference to Post-Effective Amendment No. 23 filed on December 30, 1993.

                 8(b) Custody and Fund Accounting Agreement between the Registrant and Mellon Bank, N.A. Incorporated by reference to Post-Effective Amendment No. 29.

                 8(c) Supplement to Custody Agreement with Boston Safe Deposit and Trust Company with respect to the European Fund. Incorporated by reference to Post-Effective Amendment No. 29.

                 8(d) Custody Agreement with Boston Safe Deposit and Trust Company with respect to the International Equity Allocation Fund. To be filed by amendment.


                 8(e) Sub-Custodian Agreement between Mellon Bank, N.A. and Boston Safe Deposit and Trust Company. To be filed be amendment.

                 9(a) Fund Accounting Services Agreement. Incorporated by reference to the Registration Statement.

                 9(b) Fund Accounting Services Agreement with Boston Safe Deposit and Trust Company with respect to the European Fund. Incorporated by reference to Post-Effective Amendment No. 23 filed on December 30, 1993.

                 9(c) Supplement to Fund Accounting Services Agreement with Boston Safe Deposit and Trust Company with respect to the European Fund. Incorporated by reference to Post-Effective Amendment No. 29.

                 10 Opinion of counsel is incorporated by reference to the Registration Statement and to Post-Effective Amendment No. 32 filed on December 19, 1994. Consent of counsel is filed herewith.

                 11       Not Applicable.

                 12       Not Applicable.

                 13 Letter of Investment Intent. Incorporated by reference to the Registration Statement.

                 14       Not Applicable.

                 15(a) Restated Distribution Plan (relating to Investor Shares and Class A Shares). Incorporated by reference to Post-Effective Amendment No. 31 filed on December 13, 1994.

                 15(b) Form of Distribution and Service Plans (relating to Class B Shares and Class C Shares). Incorporated by reference to Post-Effective Amendment No. 32 filed on December 19, 1994.

                 16 Schedule for Computation of Performance Calculation. Incorporated by reference to Post-Effective Amendment No. 26 filed on March 1, 1994.

                 18 Rule 18f-3 Plans dated April 26, 1995. Incorporated by reference to Post-Effective Amendment No. 36 filed on May 16, 1995.


                 25 Powers of Attorney of the Directors and Officers dated April 5, 1995. Incorporated by reference to Post-Effective Amendment No. 35 filed on April 7, 1995.


     Item 25.  Persons Controlled by or Under Common Control with Registrant
               -------------------------------------------------------------
                 Not Applicable.

     Item 26.  Number of Holders of Securities
               -------------------------------

                 Set forth below are the number of recordholders of securities of the Registrant as of September 18, 1995:
                             ------------


                                                                                                Number of Record Holders

       Title of Class                                        Investor Class     Class R    Class I    Class II        Class III
       --------------                                        --------------     -------    -------    --------        ---------

       Dreyfus Bond Market Index Fund                                 16          15         --          --               --

       Dreyfus International Equity Allocation Fund                  658         109         --          --               --
       Dreyfus Disciplined Stock Fund                               2233       10438         --          --               --

       Dreyfus Disciplined Midcap Stock Fund                         147         103         --          --               --
       Dreyfus Institutional S&P 500 Stock Index Fund                 13        1078         --          --               --

       Dreyfus Equity Income Fund                                     96          13         --          --               --

       Dreyfus European Fund                                          84         144         --          --               --
       Dreyfus Money Market Reserves                               15798        1178         --          --               --


                                                                     C-4



                                                                                                Number of Record Holders

       Title of Class                                        Investor Class     Class R    Class I    Class II        Class III
       --------------                                        --------------     -------    -------    --------        ---------

       Dreyfus U.S. Treasury Reserves                               1845         277         --          --               --

       Dreyfus Municipal Reserves                                   1204         643         --          --               --
       Dreyfus Institutional Prime Money Market Fund                  --          --        191          --               --

       Dreyfus Institutional U.S. Treasury Money Market               --          --         68          --               --
       Fund
       Dreyfus Institutional Government Money Market Fund             --          --         26          --               --

       Dreyfus/Laurel Short Term Government Securities                 2           2         --          --               --
       Fund

       Dreyfus/Laurel Institutional U.S. Treasury Only                --          --          3           2               --
       Money Market Fund
       Dreyfus/Laurel Institutional Short-Term Bond Fund              --          --          1          --               --


                                                                   Class A     Class B    Class C        Class R
                                                                   -------     -------    -------        -------
       Premier Balanced Fund                                          79         187          2           104

       Premier Small Company Stock Fund                              124          63          6           432

       Premier Limited Term Income Fund                              105          13          1          1507

     Item 27.  Indemnification
                ---------------
              Incorporated by reference to Registration Statement.

     Item 28.  Business and Other Connections of Investment Adviser
                ----------------------------------------------------
              The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

              Officers and Directors of Investment Adviser
              --------------------------------------------


       Name and Position with    Other Businesses
       Dreyfus                   ----------------
       ---------------------

       MANDELL L. BERMAN         Real estate consultant and private investor
       Director                           29100 Northwestern Highway, Suite
                                          370
                                          Southfield, Michigan 48034;
                                 Past Chairman of the Board of Trustees of Skillman Foundation.
                                 Member of The Board of Vintners Intl.


       FRANK V. CAHOUET          Chairman of the Board, President and
       Director                  Chief Executive Officer:
                                          Mellon Bank Corporation
                                          One Mellon Bank Center
                                          Pittsburgh, Pennsylvania 15258;
                                          Mellon Bank, N.A.
                                          One Mellon Bank Center
                                          Pittsburgh, Pennsylvania 15258;
                                 Director:
                                          Avery Dennison Corporation
                                          150 North Orange Grove Boulevard
                                          Pasadena, California 91103;
                                          Saint-Gobain Corporation
                                          750 East Swedesford Road
                                          Valley Forge, Pennsylvania 19482;
                                          Teledyne, Inc.
                                          1901 Avenue of the Stars
                                          Los Angeles, California 90067


       ALVIN E. FRIEDMAN         Senior Adviser to Dillon, Read & Co. Inc.
       Director                           535 Madison Avenue
                                          New York, New York 10022;
                                 Director and member of the Executive
                                          Committee of Avnet, Inc.**


       LAWRENCE M. GREENE        Director:
       Director                           Dreyfus America Fund++++



       JULIAN M. SMERLING        None
       Director

       DAVID B. TRUMAN           Educational consultant;
       Director                  Past President of the Russell Sage Foundation
                                          230 Park Avenue
                                          New York, New York 10017;
                                 Past President of Mount Holyoke College
                                          South Hadley, Massachusetts 01075;
                                 Former Director:
                                          Student Loan Marketing Association
                                          1055 Thomas Jefferson Street, N.W.
                                          Washington, D.C. 20006;
                                 Former Trustee:
                                          College Retirement Equities Fund
                                          730 Third Avenue
                                          New York, New York 10017


       HOWARD STEIN              Chairman of the Board:
       Chairman of the Board              Dreyfus Acquisition Corporation*;
       and Chief Executive                The Dreyfus Consumer Credit
       Officer                               Corporation*;
                                          Dreyfus Management, Inc.*;
                                          Dreyfus Service Corporation*;
                                 Chairman of the Board and Chief Executive
                                 Officer:
                                          Major Trading Corporation*;
                                 Director:
                                          Avnet, Inc.**;
                                          Dreyfus America Fund++++;
                                          The Dreyfus Fund International
                                             Limited+++++;
                                          World Balanced Fund+++;
                                          Dreyfus Partnership Management,
                                             Inc.*;
                                          Dreyfus Personal Management, Inc.*;
                                          Dreyfus Precious Metals, Inc.*;
                                          Dreyfus Service Organization, Inc.*;
                                          Seven Six Seven Agency, Inc.*;
                                 Trustee:
                                          Corporate Property Investors
                                          New York, New York



       W. KEITH SMITH            Chairman and Chief Executive Officer:
       Vice Chairman of the               The Boston Company
       Board                              One Boston Place
                                          Boston, Massachusetts 02108;
                                 Vice Chairman of the Board:
                                          Mellon Bank Corporation
                                          One Mellon Bank Center
                                          Pittsburgh, Pennsylvania 15258;
                                          Mellon Bank, N.A.
                                          One Mellon Bank Center
                                          Pittsburgh, Pennsylvania 15258;
                                 Director:
                                          Dentsply International, Inc.
                                          570 West College Avenue
                                          York, Pennsylvania 17405

       ROBERT E. RILEY           Director:
       President, Chief                   Dreyfus Service Corporation*;
       Operating Officer,        Former Executive Vice President:
       and a Director                     Prudential Investment Corporation
                                          751 Board Street
                                          Newark, New Jersey 07102



       STEPHEN E. CANTER         Former Chairman and Chief Executive Officer:
       Vice Chairman and Chief      Kleinwort Benson Investment Management
       Investment Officer, and          Americas, Inc.*
       a Director



       LAWRENCE S. KASH          Chairman, President and Chief
       Vice Chairman-            Executive Officer:
       Distribution                       The Boston Company Advisors, Inc.
       and a Director                     53 State Street
                                          Exchange Place
                                          Boston, Massachusetts 02109;
                                 Executive Vice President and Director:
                                          Dreyfus Service Organization, Inc.*;
                                 Director:
                                          The Dreyfus Consumer Credit
                                          Corporation*;
                                          The Dreyfus Trust Company++;
                                          Dreyfus Service Corporation*;
                                 President:
                                          The Boston Company
                                          One Boston Place
                                          Boston, Massachusetts  02108;
                                          Laurel Capital Advisors
                                          One Mellon Bank Center
                                          Pittsburgh, Pennsylvania 15258;
                                          Boston Group Holdings, Inc.;
                                 Executive Vice President:
                                          Mellon Bank, N.A.
                                          One Mellon Bank Center
                                          Pittsburgh, Pennsylvania 15258;
                                          Boston Safe Deposit & Trust Co.
                                          One Boston Place
                                          Boston, Massachusetts 02108

       PHILIP L. TOIA            Chairman of the Board and Trust Investment
       Vice Chairman-            Officer:
       Operations                         The Dreyfus Trust Company++;
       and Administration        Chairman of the Board and Chief Executive
                                 Officer:
                                          Major Trading Corporation*;
                                 Director:
                                          The Dreyfus Security Savings Bank
                                              F.S.B.+;
                                          Dreyfus Service Corporation*;
                                          Seven Six Seven Agency, Inc.*;
                                 President and Director:
                                          Dreyfus Acquisition Corporation*;
                                          The Dreyfus Consumer Credit
                                               Corporation*;
                                          Dreyfus-Lincoln, Inc.*;
                                          Dreyfus Management, Inc.*;
                                          Dreyfus Personal Management, Inc.*;
                                          Dreyfus Partnership Management,
                                          Inc.+;
                                          Dreyfus Service Organization, Inc.*;
                                          The Truepenny Corporation*;
                                 Formerly, Senior Vice President:
                                          The Chase Manhattan Bank, N.A. and
                                          The Chase Manhattan Capital Markets
                                          Corporation
                                          One Chase Manhattan Plaza
                                          New York, New York 10081



       BARBARA E. CASEY          President:
       Vice President-           Dreyfus Retirement Services Division of
       Dreyfus Retirement        Dreyfus Service Corporation*;
       Services                  Executive Vice President:
                                                  Boston Safe Deposit & Trust
                                                  Co.
                                                  One Boston Place
                                                  Boston, Massachusetts 02108


       DIANE M. COFFEY           None
       Vice President-
       Corporate
       Communications

       ELIE M. GENADRY           President:
       Vice President-           Institutional Services Division of
       Institutional Sales                Dreyfus Service Corporation*;
                                          Broker-Dealer Division of Dreyfus
                                          Service Corporation*;
                                          Group Retirement Plans Division of
                                          Dreyfus Service Corporation*;
                                 Executive Vice President:
                                          Dreyfus Service Corporation*;
                                          Dreyfus Service Organization, Inc.*;
                                 Vice President:
                                          The Dreyfus Trust Company++


       HENRY D. GOTTMANN         Executive Vice President:
       Vice President-Retail                      Dreyfus Service
       Sales and Service                          Corporation*;
                                 Vice President:
                                                  Dreyfus Precious Metals,
                                                  Inc.*


       DANIEL C. MACLEAN         Director, Vice President and Secretary:
       Vice President and                         Dreyfus Precious Metals,
       General                                    Inc.*;
       Counsel                   Director and Vice President:
                                                  The Dreyfus Consumer Credit
                                                  Corporation*;
                                 Director and Secretary:
                                                  Dreyfus Partnership
                                                  Management, Inc.*;
                                                  Major Trading Corporation*;
                                                  The Truepenny Corporation*;
                                 Director:
                                          The Dreyfus Trust Company++;
                                 Secretary:
                                          Seven Six Seven Agency, Inc.*


       JEFFREY N. NACHMAN        None
       Vice President-Mutual
       Fund
       Accounting



       WILLIAM F. GLAVIN, JR.    Senior Vice President:
       Vice President-Product                     The Boston Company Advisors,
       Management                                 Inc.
                                                  53 State Street
                                                  Exchange Place
                                                  Boston, Massachusetts 02109

       KATHERINE C. WICKHAM      Formerly, Assistant Commissioner:
       Vice President-                            Department of Parks and
       Human Resources                            Recreation of the City of
                                                  New York
                                                  830 Fifth Avenue
                                                  New York, New York 10022


       MARK N. JACOBS            Vice President, Secretary and Director:
       Vice President-Fund                Lion Management, Inc.*;
       Legal and Compliance,     Secretary:
       and Secretary                      The Dreyfus Consumer Credit
                                             Corporation*;
                                          Dreyfus Management, Inc.*;
                                 Assistant Secretary:
                                          Dreyfus Service Organization, Inc.*;
                                          Major Trading Corporation*;
                                          The Truepenny Corporation*




       ANDREW S. WASSER          Vice President:
       Vice                               Mellon Bank Corporation
       President-Information              One Mellon Bank Center
       Services                           Pittsburgh, Pennsylvania 15258



       MAURICE BENDRIHEM         Treasurer:
       Controller                         Dreyfus Partnership Management,
                                          Inc.*;
                                          Dreyfus Service Organization, Inc.*;
                                          Seven Six Seven Agency, Inc.*;
                                          The Truepenny Corporation*;
                                 Controller:
                                          Dreyfus Acquisition Corporation*;
                                          The Dreyfus Trust Company++;
                                          The Dreyfus Consumer Credit
                                          Corporation*;
                                 Assistant Treasurer:
                                          Dreyfus Precious Metals, Inc.*;
                                 Formerly, Vice President-Financial Planning,
                                 Administration and Tax:
                                          Showtime/The Movie Channel, Inc.
                                          1633 Broadway
                                          New York, New York 10019




       ELVIRA OSLAPAS            Assistant Secretary:
       Assistant Secretary                Dreyfus Service Corporation*;
                                          Dreyfus Management, Inc.*;
                                          Dreyfus Acquisition Corporation*;
                                          The Truepenny Corporation*

     ________________________
     * The address of the business so indicated is 200 Park Avenue, New York, New York 10166.

     ** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.

     +       The address of the business so indicated is Atrium Building, 80
             Route 4 East, Paramus, New Jersey 07652.
     ++      The address of the business so indicated is 144 Glenn Curtiss
             Boulevard, Uniondale, New York 11556-0144.
     +++     The address of the business so indicated is One Rockefeller Plaza,
             New York, New York 10020.
     ++++    The address of the business so indicated is 2 Boulevard Royal,
             Luxembourg.
     +++++   The address of the business so indicated is Nassau, Bahama
     Islands.


     Item 29.  Principal Underwriter
                ---------------------
              (a) Premier Mutual Fund Services, Inc. ("Premier") currently serves as the exclusive distributor for The Dreyfus/Laurel Funds, Inc. Premier is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities
     Dealers, Inc.  Premier is a wholly-owned subsidiary of      Institutional
     Administration Services, Inc., the parent company of which is Boston Institutional Group, Inc. Premier also currently serves as the exclusive distributor or principal underwriter for the following investment companies:

              1)      Comstock Partners Strategy Fund, Inc.
              2)      Dreyfus A Bonds Plus, Inc.
              3)      Dreyfus Appreciation Fund, Inc.
              4)      Dreyfus Asset Allocation Fund, Inc.
              5)      Dreyfus Balanced Fund, Inc.
              6)      Dreyfus BASIC Money Market Fund, Inc.
              7)      Dreyfus BASIC Municipal Fund, Inc.
              8)      Dreyfus BASIC U.S. Government Money Market Fund
              9)      Dreyfus California Intermediate Municipal Bond Fund
              10)     Dreyfus California Tax Exempt Bond Fund, Inc.
              11)     Dreyfus California Tax Exempt Money Market Fund
              12)     Dreyfus Capital Value Fund, Inc.
              13)     Dreyfus Cash Management
              14)     Dreyfus Cash Management Plus, Inc.
              15)     Dreyfus Connecticut Intermediate Municipal Bond Fund
              16)     Dreyfus Connecticut Municipal Money Market Fund, Inc.
              17)     The Dreyfus Convertible Securities Fund, Inc.
              18)     Dreyfus Edison Electric Index Fund, Inc.
              19)     Dreyfus Florida Intermediate Municipal Bond Fund
              20)     Dreyfus Florida Municipal Money Market Fund
              21)     Dreyfus Focus Funds, Inc.
              22)     The Dreyfus Fund Incorporated
              23)     Dreyfus Global Bond Fund, Inc.
              24)     Dreyfus Global Growth, L.P. (A Strategic Fund)

              25)     Dreyfus LifeTime Portfolios, Inc.

              26)     Dreyfus GNMA Fund, Inc.
              27)     Dreyfus Government Cash Management
              28)     Dreyfus Growth and Income Fund, Inc.
              29)     Dreyfus Growth Opportunity Fund, Inc.
              30)     Dreyfus Institutional Money Market Fund
              31)     Dreyfus Institutional Short Term Treasury Fund
              32)     Dreyfus Insured Municipal Bond Fund, Inc.
              33)     Dreyfus Intermediate Municipal Bond Fund, Inc.
              34)     Dreyfus International Equity Fund, Inc.
              35)     Dreyfus Investors GNMA Fund
              36)     The Dreyfus Leverage Fund, Inc.
              37)     Dreyfus Life and Annuity Index Fund, Inc.
              38)     Dreyfus Liquid Assets, Inc.
              39)     Dreyfus Massachusetts Intermediate Municipal Bond Fund
              40)     Dreyfus Massachusetts Municipal Money Market Fund
              41)     Dreyfus Massachusetts Tax Exempt Bond Fund
              42)     Dreyfus Michigan Municipal Money Market Fund, Inc.
              43)     Dreyfus Money Market Instruments, Inc.
              44)     Dreyfus Municipal Bond Fund, Inc.
              45)     Dreyfus Municipal Cash Management Plus
              46)     Dreyfus Municipal Money Market Fund, Inc.
              47)     Dreyfus New Jersey Intermediate Municipal Bond Fund
              48)     Dreyfus New Jersey Municipal Bond Fund, Inc.
              49)     Dreyfus New Jersey Municipal Money Market Fund, Inc.
              50)     Dreyfus New Leaders Fund, Inc.
              51)     Dreyfus New York Insured Tax Exempt Bond Fund
              52)     Dreyfus New York Municipal Cash Management
              53)     Dreyfus New York Tax Exempt Bond Fund, Inc.
              54)     Dreyfus New York Tax Exempt Intermediate Bond Fund
              55)     Dreyfus New York Tax Exempt Money Market Fund
              56)     Dreyfus Ohio Municipal Money Market Fund, Inc.
              57)     Dreyfus 100% U.S. Treasury Intermediate Term Fund
              58)     Dreyfus 100% U.S. Treasury Long Term Fund
              59)     Dreyfus 100% U.S. Treasury Money Market Fund
              60)     Dreyfus 100% U.S. Treasury Short Term Fund
              61)     Dreyfus Pennsylvania Intermediate Municipal Bond Fund
              62)     Dreyfus Short-Intermediate Government Fund
              63)     Dreyfus Short-Intermediate Municipal Bond Fund
              64)     Dreyfus Short-Term Income Fund, Inc.
              65)     The Dreyfus Socially Responsible Growth Fund, Inc.
              66)     Dreyfus Strategic Growth, L.P.
              67)     Dreyfus Strategic Income
              68)     Dreyfus Strategic Investing
              69)     Dreyfus Tax Exempt Cash Management
              70)     Dreyfus Treasury Cash Management
              71)     Dreyfus Treasury Prime Cash Management
              72)     Dreyfus Variable Investment Fund
              73)     Dreyfus-Wilshire Target Funds, Inc.
              74)     Dreyfus Worldwide Dollar Money Market Fund, Inc

              75)     Dreyfus Third Century Fund, Inc.

              76)     General California Municipal Bond Fund, Inc.
              77)     General California Municipal Money Market Fund
              78)     General Government Securities Money Market Fund, Inc.
              79)     General Money Market Fund, Inc.
              80)     General Municipal Bond Fund, Inc.
              81)     General Municipal Money Market Fund, Inc.

              82)     General New York Municipal Bond Fund, Inc.
              83)     General New York Municipal Money Market Fund

              84)     Pacifica Funds Trust -
                               Pacifica American Money Market Portfolio
                               Pacifica American U.S. Treasury Portfolio

              85)     Peoples Index Fund, Inc.
              86)     Peoples S&P MidCap Index Fund, Inc.
              87)     Premier Insured Municipal Bond Fund
              88)     Premier California Municipal Bond Fund
              89)     Premier GNMA Fund
              90)     Premier Growth Fund, Inc.
              91)     Premier Municipal Bond Fund
              92)     Premier New York Municipal Bond Fund
              93)     Premier State Municipal Bond Fund

              94)     Premier Global Investing, Inc.

              95)     The Dreyfus/Laurel Funds Trust
              96)     The Dreyfus/Laurel Tax-Free Municipal Funds
              97)     The Dreyfus/Laurel Investment Series

              (b) The names of the principal executive officers of Premier, together with their respective positions with Premier and their positions and offices with the Registrant, are set forth below.


                                                           Position and
                              Position and Office(s)       Office(s) with
       Name and Address       with Premier                 Registrant
       ----------------       ---------------------        -------------

       Marie E. Connolly*     Director, President &        President &
                              Chief Operating Officer      Treasurer


       John E. Pelletier*     Senior Vice President,       Vice President &
                              Secretary & General          Secretary
                              Counsel


       Joseph F. Tower,       Senior Vice President &      Assistant
       III*                   Chief Financial Officer      Treasurer


       John J. Pyburn**       Vice President &             Assistant
                              Assistant Treasurer          Treasurer



       Jean M. O'Leary*       Assistant Secretary          None
       Lynn H. Johnson*       Vice President               None

       Eric B. Fischman**     Vice President &             Vice President &
                              Associate General            Assistant
                              Counsel                      Secretary

                                                           Position and
                              Position and Office(s)       Office(s) with
       Name and Address       with Premier                 Registrant
       ----------------       ---------------------        -------------

       Frederic C. Dey**      Senior Vice President        Vice President &
                                                           Assistant
                                                           Treasurer
       Ruth D. Leibert**      Assistant Vice President     Assistant
                                                           Secretary

       Paul D. Furcinito**    Assistant Vice President     Assistant
                                                           Secretary

       Paul Prescott*         Assistant Vice President     None
       Leslie M. Gaynor*      Assistant Treasurer          Assistant
                                                           Treasurer

       Mary Nelson*           Assistant Treasurer          None
       John W. Gomez*         Director                     None

       William J. Nutt*       Director                     None
     _________________
     *        Address: Funds Distributor, Inc., One Exchange Place, Boston, MA
              02109.
     ** Address: Premier Mutual Fund Services, Inc., 200 Park Avenue, New York, NY 10166.


     Item 30. Location of Accounts and Records
               --------------------------------

              (1)              The Dreyfus/Laurel Funds, Inc.
                               144 Glenn Curtiss Boulevard
                               Uniondale, NY 11556-0144

              (2)              Mellon Bank, N.A.
                               c/o The Boston Company Advisers, Inc.
                               4th Floor
                               One Exchange Place
                               Boston, MA 02109

              (3)              Mellon Bank, N.A.
                               c/o The Boston Company, Inc.
                               5th Floor
                               One Boston Place
                               Boston, MA  02108

              (4)              Mellon Bank, N.A
                               The Park Square Building
                               31 St. James Avenue
                               Boston, MA 02116

              (5)              The Shareholder Services Group, Inc.
                               1 American Express Plaza
                               Providence, RI 02903

              (6)              Mellon Bank, N.A.
                               One Mellon Bank Center
                               39th Floor
                               Pittsburgh, PA 15258

              (7)              The Dreyfus Corporation
                               200 Park Avenue
                               New York, NY 10166

     Item 31.  Management Services
                -------------------
              Not Applicable.

     Item 32.  Undertakings
                ------------
              (a)     Not Applicable.

              (b) Registrant undertakes to file a post-effective amendment, using financial statements for Dreyfus Disciplined Intermediate Bond Fund that need not be certified, within four to six months from the effective date of the post-effective amendment to the Registrant's 1933 Act Registration Statement under which the Fund becomes operational.


              (c) Registrant has elected to include its Management's discussion of fund performance required under Form N-1A, Item 5A in its annual report. Registrant therefore undertakes to provide annual reports without charge to any recipient of a Prospectus who requests the information.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, The Dreyfus/Laurel Funds, Inc. (formerly, The Laurel Funds, Inc.), has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 21st day of September, 1995.


                                       THE DREYFUS/LAUREL FUNDS, INC.

                                       /s/Marie E. Connolly*
                                       ---------------------
                                          Marie E. Connolly*
                                          President

              Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

          Signature                 Title                    Date
          ---------                 -----                    ----

          /s/Marie E. Connolly*
          _______________________   President, Treasurer     9/21/95
          Marie E. Connolly


          /s/Francis P. Brennan*
          _______________________   Director,
          Francis P. Brennan        Chairman of the Board    9/21/95


          /s/Ruth Marie Adams*
          _______________________   Director                 9/21/95
          Ruth Marie Adams


          /s/Joseph S. DiMartino*
          _______________________   Director                 9/21/95
          Joseph S. DiMartino


          /s/James M. Fitzgibbons*
          ________________________  Director                 9/21/95
          James M. Fitzgibbons


          /s/Kenneth A. Himmel*
          ________________________  Director                 9/21/95
          Kenneth A. Himmel


          /s/Stephen J. Lockwood*
          ________________________  Director                 9/21/95
          Stephen J. Lockwood

          /s/Roslyn M. Watson*
          ________________________  Director                 9/21/95
          Roslyn M. Watson


          /s/J. Tomlinson Fort*
          ________________________  Director                 9/21/95
          J. Tomlinson Fort


          /s/Arthur L. Goeschel*
          ________________________  Director                 9/21/95
          Arthur L. Goeschel


          /s/Arch S. Jeffery*
          ________________________  Director                 9/21/95
          Arch S. Jeffery


          /s/Robert D. McBride*
          ________________________  Director                 9/21/95
          Robert D. McBride


          /s/John L. Propst*
          ________________________  Director                 9/21/95
          John L. Propst


          /s/John J. Sciullo*
          ________________________  Director                 9/21/95
          John J. Sciullo


     *By:  /s/Eric B. Fischman
           ______________________
           Eric B. Fischman,
           Attorney-in-Fact